INTEREST-BEARING LOANS AND BORROWINGS (Schedule of movement in the derivative financial asset) (Details) - Non Current Assets [Member] - Derivative Financial Asset [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of fair value measurement of liabilities [line items]
Balance at beginning of the period	$ 178	$ 128
Derivative financial asset at date of drawdown	28	11
Fair value adjustments in the period	(40)	39
Balance at end of the period	$ 166	$ 178